Exhibit 10.25

                                  EXHIBIT 10.25

                               ENOVA SYSTEMS, INC.

                            WARRANT AND COMMON STOCK
                               PURCHASE AGREEMENT

                                  June 3, 2005


NEITHER THIS WARRANT, NOR THE SHARES REPRESENTED BY THIS WARRANT, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF ANY STATE, AND THEREFORE THEY MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR ASSIGNED UNLESS REGISTERED UNDER THE APPLICABLE PROVISIONS OF SUCH ACTS OR UNLESS THE CORPORATION HAS RECEIVED AN OPINION FROM LEGAL COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

     FOR VALUE RECEIVED, ENOVA SYSTEMS, INC., a California corporation (the "Corporation" or the "Company"), hereby grants to Eruca Limited ("Holder"), the right to purchase from the Corporation 1,111,111 shares of the Common Stock of the Corporation as adjusted from time to time under the provisions of this Warrant (the "Warrant Shares"), subject to the following terms and conditions:

     1. Term. This Warrant may be exercised in whole, or in part, at any time from the date of issuance of this Warrant through the first to occur of (a) June 2, 2006; or (b) the closing of the Corporation's sale of all or substantially all of its assets or the acquisition of the Corporation by another entity by means of merger or other transaction as a result of which shareholders of the Corporation immediately prior to such acquisition possess less than 50% of the voting power of the acquiring entity immediately following such acquisition, subject to certain stand-off as set forth in Section 9 (below) (collectively, the "Exercise Period").

     2. Purchase Price. The purchase price for each share of the Corporation's Common Stock purchasable hereunder shall be $0.12 per share (the "Warrant Exercise Price").

     3. Exercise of Warrant. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time and from time to time before the end of the Exercise Period by the surrender of this Warrant at the office of the Corporation, at its principal office in Torrance, California (or such other office or agency of the Corporation as it may be designated by notice in writing to the Holder at the address of the Holder appearing on the books of the Corporation), accompanied by payment in full of the amount of the aggregate purchase price of the Warrant Shares in immediately available funds; provided, however, that this Warrant may not be exercised for less than the lesser of 100,000 shares and the remaining Warrant Shares then exercisable under this Warrant; provided, further, that such exercise shall be conditioned upon Holder meeting the investment suitability requirements set forth in Section 6 below upon exercise.

     Certificates for shares purchased hereunder shall be delivered to the Holder within thirty (30) business days after the date on which this Warrant shall have been exercised as aforesaid.


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     4. Fractional Interest.  The Corporation shall not be required to issue any fractional shares on the exercise of this Warrant.

     5. Warrant Confers No Rights of Shareholder. Holder shall not have any rights as a shareholder of the Corporation with regard to the Warrant Shares prior to actual exercise resulting in the purchase of the Warrant Shares.

     6. Investment Representation. Neither this Warrant nor the Warrant Shares issuable upon the exercise of this Warrant have been registered under the Securities Act, or under the California Corporate Securities Law of 1968. Holder acknowledges by acceptance of the Warrant that (a) it has acquired this Warrant for investment and not with a view toward distribution; and either (b) it has a pre-existing personal or business relationship with the Corporation, or its executive officers, or by reason of its business or financial experience it has the capacity to protect its own interests in connection with the transaction; and (c) it is an accredited investor as that term is defined in Regulation D promulgated under the Securities Act. Holder agrees that any Warrant Shares issuable upon exercise of this Warrant will be acquired for investment and not with a view toward distribution, and such Warrant Shares will not be registered under the Securities Act and applicable state securities laws, and that such Warrant Shares may have to be held indefinitely unless they are subsequently registered or qualified under the Securities Act and applicable state securities laws or, based on an opinion of counsel reasonably satisfactory to the Corporation, an exemption from such registration and qualification is available. Holder, by acceptance hereof, consents to the placement of the following restrictive legends, or similar legends, on each certificate to be issued to Holder by the Corporation in connection with the issuance of such Warrant Shares in addition to any other legends set forth in that certain Warrant and Common Stock Purchase Agreement Purchase entered into by and between the Holder and the Corporation and incorporated herein by reference (the "Purchase Agreement"):

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR LAWS COVERING SUCH SECURITIES, OR (B) THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND ANY FURTHER QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE LAW."

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME, NOT TO EXCEED ONE HUNDRED EIGHTY (180) DAYS FROM THE EFFECTIVE DATE OF THE CORPORATION'S FIRST UNDERWRITTEN PUBLIC OFFERING."

     7. Stock Fully Paid, Reservation of Shares. All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Corporation agrees at all times during the Exercise Period to have authorized and reserved, for the exclusive purpose of issuance and delivery upon exercise of this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented hereby.


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     8. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable under the exercise of the Warrant, and the Warrant Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         a. Reclassification or Merger. Subject to earlier termination of this Warrant under Section 1 above, in any case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in the par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Corporation with or into another corporation (other than a merger with another corporation in which the Corporation is a continuing corporation, and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), the Corporation, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant (in form and substance satisfactory to Holder), providing that Holder shall have the right to exercise such new Warrant and, upon such exercise, to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one (1) share of Common Stock. Such new Warrant shall provide for adjustment that shall be as nearly equivalent as may be practicable to the adjustment provided for in this Section 8. The provisions of this subsection 8.a. shall similarly apply to successive reclassifications, changes, mergers and transfers.

         b. Subdivisions or Combinations of Shares. If the Corporation at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Exercise Price, and the number of shares issuable upon exercise hereof shall be proportionately adjusted.

         c. Stock Dividends. If the Corporation at any time while this Warrant is outstanding and unexpired shall pay a dividend payable in shares of Common Stock (except as a distribution specifically provided for in the foregoing subsections 8.a. and 8.b.), then the Warrant Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of Shares of Common Stock outstanding immediately prior to such dividend or distribution, and
(ii) the denominator of which shall be the total number of Shares of Common Stock outstanding immediately after such dividend or distribution and the number of Warrant Shares subject to this Warrant shall be proportionately adjusted.

         d. No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 8., and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Holder against impairment.

         e. Notice of Adjustments. Whenever the Warrant Exercise Price shall be adjusted pursuant to the provisions hereof, the Corporation shall within thirty
(30) days after such adjustment deliver a certificate signed by its Chief Financial Officer to Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Exercise Price, after giving effect to such adjustment.

     9. Public Offering Lock-Up/Piggy-Back Registration. Except as provided herein, in connection with the next underwritten registration of the Corporation's securities, the Holder agrees, upon the request of the Corporation and the underwriters managing such underwritten offering of the Corporation's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Warrant Shares (other than those included in the registration) without the prior written consent of the


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Corporation and such underwriters,  as the case may be, for such period of time, not to exceed one hundred eighty (180) days, from the effective date of such registration as the underwriters may specify. The Corporation and underwriters may request such additional written agreements in furtherance of such standoff in the form reasonably satisfactory to the Corporation and such underwriter. The Corporation may also impose stop-transfer instructions with respect to the shares subject to the foregoing restrictions until the end of said one hundred eighty (180) day period. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holder) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash during the Exercise Period (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Warrant Shares and the "Shares" (as defined in the Purchase Agreement)), the Company shall, at such time, promptly give Holder written notice of such registration. Upon the written request of Holder given within ten (10) days after mailing of written notice by the Company, the Company shall, subject to the provisions herein, cause to be registered under the Act all of the Warrant Shares that Holder has requested to be registered; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section after the Company has effected a registration pursuant to this Section and such registration has been declared effective. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section prior to the effectiveness of such registration whether or not Holder has elected to include securities in such registration. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section with respect to the Warrant Shares and Shares that Holder shall furnish to the Company such information regarding itself, the Warrant Shares and the Shares held by it, and the intended method of disposition of such securities as shall be required or requested by the Company to effect the registration of the Holder's Warrant Shares and Shares. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of the Warrant Shares and Shares with respect to the registrations pursuant hereto for the Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto, but excluding fees and disbursements of counsel for the Holder, stock transfer taxes, and any underwriting discounts and commissions relating to the Warrant Shares and Shares. Notwithstanding the foregoing, these piggy-back registration rights may NOT be transferred to any other person or entity.

     10. Assignment. With respect to any offer, sale or other disposition of this Warrant or any underlying securities, the Holder will give written notice to the Corporation prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any applicable federal or state law then in effect). Furthermore, no such transfer shall be made unless the transferee meets the same investor suitability standards set forth in Section 6 of this Warrant. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Corporation, as promptly as practicable, shall notify Holder that Holder may sell or otherwise dispose of this Warrant or the underlying securities, as the case may be, all in accordance with the terms of the written notice delivered to the Corporation. If a determination has been made pursuant to this Section 10 that the opinion of counsel for the Holder is not reasonably satisfactory to the Corporation, the Corporation shall so notify the Holder promptly after such determination has been made. Each Warrant thus transferred shall bear the same legends appearing on this Warrant, and underlying securities thus transferred shall bear the legends required by Section 6. The Corporation may issue stop transfer instructions to its transfer agent in connection with such restrictions.

     11. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to


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it,  and  upon  reimbursement  to the  Corporation  of all  reasonable  expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Corporation will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate.

     12. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, applicable to contracts between California residents entered into and to be performed entirely within the State of California.

     13. Descriptive Headings. The headings used herein are descriptive only and for the convenience of identifying provisions, and are not determinative of the meaning or effect of any such provisions.

ENOVA SYSTEMS, INC.                 AGREED AND ACCEPTED:

                                    HOLDER: ERUCA LIMITED


By:___________________________      ____________________________________
  (Signature)                       (Signature)


______________________________      ____________________________________
(Print Name & Title)                (Print Name & Title)


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